UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Logitech International S.A.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the
Annual General Meeting to be Held on September 4, 2013

LOGITECH INTERNATIONAL S.A.
EPFL – Quartier de l’Innovation
Daniel Borel Innovation Center
1015 Lausanne, Switzerland

Meeting Information

Meeting Type:	Annual General Meeting
Date:	September 4, 2013
Time:	14:30
Location:	Beaulieu
Lausanne, Switzerland

You are receiving this communication because you are a registered holder of shares in Logitech International S.A.

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete Proxy Statement and Invitation that are available to you on the Internet. You may view the Annual Report, Proxy Statement and Invitation online at Logitech’s Investor Relations website at http://ir.logitech.com or request a paper or electronic copy.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

PLEASE NOTE: Logitech will mail a Response Coupon for you to vote your shares, together with information about the proposals to be voted on at the Annual General Meeting, how you can exercise your voting rights and how to attend the meeting and vote in person, other relevant information, and another copy of this notice (as required by U.S. securities laws) to you on or about August 2, 2013. You can request a paper copy of the Annual Report, Proxy Statement and Invitation that are available on the Internet by checking the appropriate box on the Response Coupon, or you can request a paper or electronic copy of those materials by contacting Logitech Investor Relations at EPFL – Quartier de l’Innovation, Daniel Borel Innovation Center 1015 Lausanne, Switzerland, or at 7600 Gateway Boulevard, Newark, California 94560, or by calling +41-(0)21-863-5111 in Switzerland or +1-510-795-8500 in the United States, or by e-mail at LogitechIR@logitech.com. If you want to receive a paper or e-mail copy of the Annual Report and Proxy Statement that are available on the Internet, at no charge to you, you must request one. Please make the request as instructed above on or before August 21, 2013 to facilitate timely delivery.

Agenda for the Annual General Meeting:

The Board of Directors recommends that you vote “FOR” the following proposals:

1.	Approval of the Annual Report, the Compensation Report, the consolidated financial statements and the statutory financial statements of Logitech International S.A. for fiscal year 2013

2.	Advisory vote on executive compensation

3.	Appropriation of retained earnings and declaration of dividend

4.	Amendment and restatement of the Company’s 1996 Employee Share Purchase Plan (U.S.) and 2006 Employee Share Purchase Plan (Non-U.S.), including an increase of 8 million shares to the number of shares available for purchase under the Employee Share Purchase Plans

5.	Amendment and restatement of the Logitech Management Performance Bonus Plan

6.	Authorization to exceed 10% holding of own share capital

7.	Release of the Board of Directors and Executive Officers from liability for activities during fiscal year 2013

8.	Elections to the Board of Directors

	8.1	Re-election of Mr. Daniel Borel

	8.2	Re-election of Mr.Kee-Lock Chua

	8.3	Re-election of Ms. Sally Davis

	8.4	Re-election of Mr. Guerrino De Luca

	8.5	Re-election of Mr. Didier Hirsch

	8.6	Re-election of Mr. Neil Hunt

	8.7	Re-election of Ms. Monika Ribar

	8.8	Election of Mr. Bracken P. Darrell

9.	Re-election of PricewaterhouseCoopers S.A. as Logitech’s auditors and ratification of the appointment of PricewaterhouseCoopers LLP as Logitech’s independent registered public accounting firm for fiscal year 2014

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on September 4, 2013.

LOGITECH INTERNATIONAL S.A.

LOGITECH INTERNATIONAL S.A.
7600 GATEWAY BLVD.
NEWARK, CA 94560

Meeting Information
Meeting Type: Annual General Meeting For holders as of: July 12, 2013 Date: September 4, 2013 Time: 2:30 PM
Location:	Beaulieu
Lausanne, Switzerland

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper or e-mail copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
2013 Invitation, Proxy Statement and Annual Report; 2013 Letter to Shareholders and Annual Meeting Information

How to View Online:
Have the information that is printed in the box marked by the arrow è  XXXX XXXX XXXX  (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è  XXXX XXXX XXXX  (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before August 21, 2013 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è  XXXX XXXX XXXX  (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1.	Approval of the Annual Report, the Compensation Report, the consolidated financial statements and the statutory financial statements of Logitech International S.A. for fiscal year 2013

2.	Advisory vote on executive compensation

3.	Appropriation of retained earnings and declaration of dividend

4.	Amendment and restatement of the Company’s 1996 Employee Share Purchase Plan (U.S.) and 2006 Employee Share Purchase Plan (Non-U.S.), including an increase of 8 million shares to the number of shares available for purchase under the Employee Share Purchase Plans

5.	Amendment and restatement of the Logitech Management Performance Bonus Plan

6.	Authorization to exceed 10% holding of own share capital

7.	Release of the Board of Directors and Executive Officers from liability for activities during fiscal year 2013

8.	Elections to the Board of Directors

	8.1	Re-election of Mr. Daniel Borel

	8.2	Re-election of Mr.Kee-Lock Chua

	8.3	Re-election of Ms. Sally Davis

	8.4	Re-election of Mr. Guerrino De Luca

	8.5	Re-election of Mr. Didier Hirsch

	8.6	Re-election of Mr. Neil Hunt

	8.7	Re-election of Ms. Monika Ribar

	8.8	Election of Mr. Bracken P. Darrell

9.	Re-election of PricewaterhouseCoopers S.A. as Logitech’s auditors and ratification of the appointment of PricewaterhouseCoopers LLP as Logitech’s independent registered public accounting firm for fiscal year 2014